UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2026

CALERES, INC.

(Exact name of registrant as specified in its charter)

New York	1-2191	43-0197190
(State or other jurisdiction of
incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 854-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value of $0.01 per share	CAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 28, 2026, the Board of Directors amended Article II, Section 1 of the Company’s Bylaws to decrease the number of directors from eleven to ten, effective May 28, 2026. The Bylaws, as amended and effective May 28, 2026, are included as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders held on May 28, 2026, four proposals described in the Notice of Annual Meeting of Shareholders dated April 16, 2026, were voted upon:

1.	The shareholders elected 10 directors, Lisa A. Flavin, Brenda C. Freeman, Kyle F. Gendreau, Lori H. Greeley, Mahendra R. Gupta, Ward M. Klein, Molly Langenstein, Wenda Harris Millard, John W. Schmidt and Bruce K. Thorn, each for a term of one year. The voting for each director was as follows:

Directors	For	Withheld	Broker Non-Votes
Lisa A. Flavin	23,773,615	384,680	2,410,093
Brenda C. Freeman	23,913,899	244,396	2,410,093
Kyle F. Gendreau	23,910,422	247,873	2,410,093
Lori H. Greeley	23,854,474	303,821	2,410,093
Mahendra R. Gupta	23,858,283	300,012	2,410,093
Ward M. Klein	23,852,360	305,935	2,410,093
Molly Langenstein	23,898,139	260,156	2,410,093
Wenda Harris Millard	23,882,817	275,478	2,410,093
John W. Schmidt	23,908,913	249,382	2,410,093
Bruce K. Thorn	23,904,017	254,278	2,410,093

2.	The shareholders ratified the appointment of our independent registered public accountants, Ernst & Young LLP. The voting was as follows:

For	Against	Abstaining
26,291,899	213,627	62,862

3.	The shareholders approved the Company’s Incentive and Stock Compensation Plan of 2026. The voting was as follows:

For	Against	Abstaining	Broker Non-Votes
22,550,026	1,537,538	70,731	2,410,093

4.	The shareholders approved the advisory resolution regarding executive compensation (“say on pay”). The voting was as follows:

For	Against	Abstaining	Broker Non-Votes
23,512,712	488,675	156,908	2,410,093

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Bylaws, effective May 28, 2026
10.1

Caleres, Inc. Incentive and Stock Compensation Plan of 2026, incorporated herein by reference to Exhibit A to the Company’s Proxy Statement filed with the Securities and Exchange Commission on Schedule 14A on April 16, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALERES, INC.
(Registrant)

Date: May 28, 2026	/s/ Thomas C. Burke
Thomas C. Burke
Senior Vice President, General Counsel and Secretary